January 31, 2003

       Oppenheimer
       Senior Floating Rate Fund



                                                              Semiannual
                                                                Report
                                                            --------------
                                                              Management
                                                             Commentaries

[GRAPHIC]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"We maintained relatively heavy exposure to industries that historically have tended to hold up well during times of economic weakness, such as food producers, health care providers and consumer product companies."

[LOGO]
OppenheimerFunds(R)
The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Senior Floating Rate Fund seeks a high level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities.

Fund Highlight
The Fund ranked in the top quarter, #9/40, of all Loan Participation Funds for the one-year period ended January 31, 2003, as measured by Lipper, Inc. 1

    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

 9  Financial
    Statements

35  Trustees and Officers




Cumulative Total Returns*
          For the 6-Month Period
          Ended 1/31/03

          Without Early  With Early
          Withdrawal     Withdrawal
          Charge         Charge
-----------------------------------
Class A   1.74%
-----------------------------------
Class B   1.46           -1.51%
-----------------------------------
Class C   1.47            0.48


Average Annual Total Returns*
          For the 1-Year Period
          Ended 1/31/03

          Without Early  With Early
          Withdrawal     Withdrawal
          Charge         Charge
-----------------------------------
Class A   2.36%
-----------------------------------
Class B   1.82           -1.10
-----------------------------------
Class C   1.83            0.86

1. Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund ranked #9/34 in the Lipper Loan Participation Funds Category for the three-year period ended 1/31/03. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

*See Notes on page 7 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,

At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
   In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds, and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
   Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
   We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we also expect the road ahead to present new and unique

[PHOTOS]

James C. Swain
Chairman
Oppenheimer
Senior Floating Rate Fund

John V. Murphy
President
Oppenheimer
Senior Floating Rate Fund



1  |  OPPENHEIMER SENIOR FLOATING RATE FUND

LETTER TO SHAREHOLDERS

challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.
   We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ James C. Swain           /s/ John V. Murphy
February 24, 2003

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.

2  |  OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q
How did Oppenheimer Senior Floating Rate Fund perform over the six-month period that ended January 31, 2003?
A. The Fund produced modestly positive returns during the six-month period in a market environment characterized by a persistently weak economy, lower interest rates and heightened international tensions. Although some other types of fixed-income securities provided higher returns during the period, we are pleased that the senior floating rate loan market has appeared to stabilize. 2 In addition, we are pleased that the Fund ranked among the top 25% of the funds that comprise its peer group, the Lipper Loan Participation Funds category, over the one-year period ended January 31, 2003. 3

How did the generally weak U.S. economy influence the Fund's performance?
The Fund's holdings were affected, along with many other types of fixed-income securities, by lower short-term interest rates. More specifically, the Federal Reserve Board (the Fed) reduced the benchmark federal funds rate by 0.5 percentage points in early November 2002, driving short-term rates to just 1.25%. This move was intended to tide the U.S. economy over what the Fed called a "soft spot" caused primarily by the effects of 2002's corporate scandals and rising fear of a possible war with Iraq. The London Interbank Offered Rate (LIBOR), which is the benchmark for yields of senior floating rate loans, mirrored the half-point reduction in the federal funds rate.
   However, the effects of lower interest rates were offset by higher yields on many of the senior floating rate notes originated during the reporting period. The difference between a loan's yield and the LIBOR rate, known as the spread, widened substantially

[SIDEBAR]

Portfolio
Management Team
Art Zimmer
Margaret Hui
Joe Welsh



2. Interest rates on senior floating rate loans reset periodically, so that the Fund's share prices will fluctuate in value.
3. Lipper, Inc. The Fund ranked #9/40 and #9/34 in the Lipper Loan Participation Funds Category for the one-year and three-year periods ended 1/31/03. Lipper rankings are based on total returns, but do not consider sales charges. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

3  |  OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

as investors became concerned about the possibility of a double-dip recession (spreads generally widen any time investors perceive higher risk in the loan market. It is a natural reaction, demanding higher returns, to perceived higher risk). The economy, fortunately, did not slip back into recession during 2002.

How did concerns over corporate ethics and finances affect the Fund?
With pressure on corporate earnings continuing in the slow-growth economy, some senior floating rate loan issuers were unable to meet their debt obligations, causing them to default on their loans. Fortunately, because of our intensive approach to credit analysis, the Fund avoided most of these troubled issuers.
   Investors' concerns were particularly strong among utilities and energy companies, where questionable accounting practices were the most prevalent. The Fund's holdings in these areas focused on businesses we believe were financially sound with no apparent accounting or oversight lapses. However, virtually all energy companies and electric utilities were hurt by association with the handful of those that had problems.

How was the Fund managed in this challenging market environment?
We maintained a generally defensive posture throughout the six-month period, which helped the Fund avoid many of the industry groups hardest hit by economic and geopolitical concerns. We maintained relatively light exposure to economically sensitive areas, such as paper companies, chemicals producers, manufacturers and other cyclical businesses. Instead, we maintained relatively heavy exposure to industries that historically have tended to hold up well during times of economic weakness, such as food producers, health care providers and consumer product companies. These types of businesses generally do well in troubled times because their products and services are needed regardless of economic conditions. In addition, we intensified

4 | OPPENHEIMER SENIOR FLOATING RATE FUND the Fund's focus on somewhat higher-quality securities, focusing primarily on issuers with credit ratings in the double-B range, which is one rating category below investment grade. 4

What is your outlook for the remainder of 2003?
With short-term interest rates near historical lows, we believe that rates have little room to fall further, but plenty of room to rise, if and when the economy gains momentum. If history is any guide, current economic weakness will eventually give way to stronger growth. However, the timing of such a change is uncertain and impossible to predict accurately. Accordingly, we have maintained the Fund's generally defensive posture, but we are prepared to position the Fund more aggressively when signs of economic improvement begin to emerge.

When the economy strengthens, what do you expect the effects of rising interest rates to be on the Fund's performance?
Unlike most fixed-income securities, which generally lose value when interest rates rise, senior floating rate loans should benefit from higher rates. That's because the yields on these loans are reset (every three to six months) as the underlying LIBOR rate changes, and their prices therefore tend to be less affected by increasing yields. For that reason, we believe that a rising interest-rate environment represents a good opportunity for investing in a diversified portfolio of senior floating rate loans, and that is part of what makes Oppenheimer Senior Floating Rate Fund, The Right Way to Invest.

Average Annual Total Returns
(with Class B and Class C Shares Early Withdrawal Charges)
For the Periods Ended 12/31/02 5
 Class A               Since
 1-Year                Inception
--------------------------------
 1.92%                 3.58%
 Class B               Since
 1-Year                Inception
--------------------------------
-1.52%                 2.69%
 Class C               Since
 1-Year                Inception
--------------------------------
 0.44%                 3.09%

4. Most of the Fund's investments in senior loans are below investment grade, which entails greater credit risk, and tend to be illiquid investments.
5. See Notes on page 7 for further details.

5  |  OPPENHEIMER SENIOR FLOATING RATE FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Top Five Corporate Loan Industries 7
-------------------------------------------------------------
Media                                                   15.2%
-------------------------------------------------------------
Food Products                                            7.3
-------------------------------------------------------------
Health Care Providers & Services                         6.8
-------------------------------------------------------------
Wireless Telecommunication Services                      6.5
-------------------------------------------------------------
Chemicals                                                5.8

Top Five Holdings by Issuer 8
-------------------------------------------------------------
Repurchase agreement                                     4.9%
-------------------------------------------------------------
Adelphia Communications Corp.                            2.1
-------------------------------------------------------------
Dobson Communications Corp.                              1.7
-------------------------------------------------------------
Huntsman Polymers Corp.                                  1.4
-------------------------------------------------------------
Nextel Communications, Inc.                              1.2


[PIE CHART]

Credit Allocation 6


o BBB              7.6%
o BB              58.0
o B               27.9
o CCC              1.6
o Other
  Securities       4.9

6. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are dollar-weighted based on total market value of investments. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2.37% of total investments) but for which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a ratings agency in the same category.
7. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are based on net assets.
8. Portfolio's holdings and allocations are subject to change. Percentages are as of January 31, 2003, and are based on total market value of investments.

6  |  OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES

In reviewing performance, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund's investment advisor has voluntarily undertaken to waive the first 0.20% of its management fee. This waiver can be modified or terminated at any time by the advisor. This waiver increases the Fund's income and yield. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Oppenheimer Senior Floating Rate Fund is a continuously offered closed-end fund whose shares are not listed on any stock exchange or national quotation service. The Fund's shares are not redeemable for cash daily but the Fund seeks to provide a degree of liquidity to shareholder by making quarterly offers to repurchase a portion of the Fund's shares. However, there can be no assurance that the Fund will be able to repurchase all shares tendered in a particular repurchase offer. Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Shares of the Fund will fluctuate and the Fund is not a money market fund.

Please note that Oppenheimer Senior Floating Rate Fund has a limited operating history. The inception date of all classes is 9/8/99. Therefore you should not consider the performance shown to be indicative of long-term results. The Fund is not intended as an investor's only investment, but to complement other holdings.

Class A shares of the Fund were first publicly offered on 9/8/99. Class A shares are not subject to early withdrawal charges or asset-based sales charges.

Class B shares of the Fund were first publicly offered on 9/8/99. Class B total returns are shown net of the applicable early withdrawal charge of 3% (one-year) or 1.5% (since inception). Class B shares are subject to an annual 0.50% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 9/8/99. Class C shares are shown net of the applicable 1% early withdrawal charge for the one-year period. Class C shares are subject to an annual 0.50% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

7  |  OPPENHEIMER SENIOR FLOATING RATE FUND

                                                           Financial Statements
                                                                     Pages 9-34

8  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  January 31, 2003 / Unaudited

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Corporate Loans--100.7%
--------------------------------------------------------------------------------------------------------------------------
 Consumer Discretionary--31.6%
--------------------------------------------------------------------------------------------------------------------------
 Auto Components--5.2%
 Collins & Aikman Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.438%-7%, 12/21/05 1,2                                                  $    2,936,108       $     2,937,681
--------------------------------------------------------------------------------------------------------------------------
 Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan,
 Debtor in Possession, Tranche B, 4.938%, 11/1/03 1,2                                     1,680,122             1,684,322
--------------------------------------------------------------------------------------------------------------------------
 JL French Automotive Castings, Inc., Sr. Sec. Credit
 Facilities Term Loan: Tranche B, 7%, 4/21/06 1,2                                         2,660,597             2,384,560
 Tranche C, 10.849%, 4/21/07 1,2                                                          1,000,000               990,000
--------------------------------------------------------------------------------------------------------------------------
 Mark IV Industries, Inc., Sr. Sec. Credit Facilities
 Term Loan: Tranche B, 5/31/07 1,2,4                                                      1,000,000               989,000
 Tranche B, 4.66%-4.99%, 5/31/07 1,2,4                                                    2,000,000             1,978,000
--------------------------------------------------------------------------------------------------------------------------
 Meridian Automotive Systems, Inc., Sr. Sec. Credit
 Facilities Term Loan, Tranche B, 5.63%-7.397%, 3/31/07 1,2                               1,943,579             1,668,239
--------------------------------------------------------------------------------------------------------------------------
 Metaldyne Co. LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche D, 4.375%, 6/4/09 1,2                                                            1,997,500             1,930,084
--------------------------------------------------------------------------------------------------------------------------
 Progressive Group of Cos., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.875%-5.438%, 8/11/07 1,2                                                    2,882,500             2,837,462
--------------------------------------------------------------------------------------------------------------------------
 Tenneco, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.69%, 12/30/07 1,2                                                           1,450,659             1,314,919
 Tranche C, 5.94%, 6/30/08 1,2                                                            1,450,659             1,314,919
                                                                                                          ----------------
                                                                                                               20,029,186

--------------------------------------------------------------------------------------------------------------------------
 Automobiles--0.5%
 Motor Coach Industries International, Inc., Sr. Sec.
 Credit Facilities Term Loan, Tranche B,
 5.34%-5.43%, 6/16/06 1,2                                                                 2,651,671             2,083,771
--------------------------------------------------------------------------------------------------------------------------
 Distributors--0.2%
 United Rentals North America, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 4.35%-5.10%, 10/31/07 1,2                                            826,203               822,278
--------------------------------------------------------------------------------------------------------------------------
 Hotels, Restaurants & Leisure--4.9%
 Ameristar Casinos, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B,
 4.125%-4.188%, 12/20/06 1,2                                                              2,723,969             2,738,610
--------------------------------------------------------------------------------------------------------------------------
 AMF Bowling Worldwide, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 5.938%-6.313%, 3/15/08 1,2                                                               1,777,854             1,772,668
--------------------------------------------------------------------------------------------------------------------------
 Borgata Resort, Sr. Sec. Credit Facilities Term Loan,
 Tranche B,
 5.40%-5.76%, 7/15/07 1,2                                                                 2,000,000             1,985,000
--------------------------------------------------------------------------------------------------------------------------
 Isle of Capri Casinos, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 3.90%-3.92%, 4/26/08 2                                                                   1,972,538             1,976,854
--------------------------------------------------------------------------------------------------------------------------
 Jack In The Box, Inc., Sr. Sec. Credit
 Facilities Term Loan, Tranche B,
 4.61%, 6/27/07 1,2                                                                       2,000,000             2,013,750
--------------------------------------------------------------------------------------------------------------------------
 Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 Tranche B, 4.39%, 6/11/08 1,2                                                            4,000,000             3,982,500
--------------------------------------------------------------------------------------------------------------------------
 Scientific Games Corp., Sr. Sec.
 Credit Facilities Term Loan,
 Tranche B, 4.85%, 12/15/08 1,2                                                           2,000,000             2,001,250
--------------------------------------------------------------------------------------------------------------------------
 Wyndam International, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 Tranche B, 6.188%, 6/29/06 1,2                                                           2,746,103             2,174,760
                                                                                                          ----------------
                                                                                                               18,645,392



9  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Household Durables--1.5%
 American Greetings Corp., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 5.928%, 8/2/06 2                                              $    2,965,564       $     2,987,805
--------------------------------------------------------------------------------------------------------------------------
 Simmons Co., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 4.688%-4.750%, 10/29/05 1,2                                                     571,856               573,823
 Tranche C, 5%, 10/29/06 1,2                                                                390,767               392,379
--------------------------------------------------------------------------------------------------------------------------
 Springs Industries, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B,
 4.938%, 7/15/08 1,2                                                                      1,872,081             1,877,736
                                                                                                          ----------------
                                                                                                                5,831,743

--------------------------------------------------------------------------------------------------------------------------
 Internet & Catalog Retail--0.4%
 Micro Warehouse, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B,
 6.438%, 1/28/07 1,2                                                                      2,813,950             1,477,324
--------------------------------------------------------------------------------------------------------------------------
 Media--15.2%
 Adams Outdoor Advertising LP, Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.868%-4.870%, 2/1/08 1,2                                                     2,225,000             2,232,881
--------------------------------------------------------------------------------------------------------------------------
 CanWest Global Communications Corp., Sr. Sec. Credit
 Facilities Term Loan:
 Tranche B, 4.90%, 5/15/08 1,2                                                            2,106,342             2,108,244
 Tranche C, 5.15%, 5/15/09 1,2                                                            1,315,943             1,317,131
--------------------------------------------------------------------------------------------------------------------------
 Carmike Cinemas, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 7.644%, 3/30/05 1,2                                                                      3,654,696             3,615,105
--------------------------------------------------------------------------------------------------------------------------
 CBD Media, Inc., Sr. Sec. Credit Facilities Term
 Loan, Tranche B,
 4.63%, 12/31/08 1,2                                                                      2,000,000             2,005,000
--------------------------------------------------------------------------------------------------------------------------
 CC VI Operating Co. LLC, Sr. Sec. Credit Facilities
 Term Loan,
 Tranche B, 3.87%, 11/12/08 2                                                             3,000,000             2,370,000
--------------------------------------------------------------------------------------------------------------------------
 Century Holdings LLC, Sr. Sec. Credit Facilities
 Term Loan,
 Tranche B, 6.164%, 6/30/09 1,2                                                           2,500,000             1,831,875
--------------------------------------------------------------------------------------------------------------------------
 Century-TCI California LP, Sr. Sec. Credit Facilities
 Revolving Credit Loan, 4.192%, 12/31/07 1,2                                              3,338,194             2,960,979
--------------------------------------------------------------------------------------------------------------------------
 Citadel Communications Corp., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 3.84%, 3/28/09 1,2                                                            2,000,000             2,010,000
--------------------------------------------------------------------------------------------------------------------------
 Emmis Communications Corp., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche C, 3.625%, 8/31/09 1,2                                                           2,088,051             2,101,754
--------------------------------------------------------------------------------------------------------------------------
 F&W Publications, Inc., Sr. Sec. Credit Facilities
 Term Loan,
 Tranche B, 5.44%, 1/31/10 1,2                                                            1,983,333             1,973,417
--------------------------------------------------------------------------------------------------------------------------
 Fisher Broadcasting, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 5.84%, 2/6/10 1,2                                                  2,000,000             2,002,500
--------------------------------------------------------------------------------------------------------------------------
 Frontiervision Operating Partners LP, Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 5.775%, 3/31/06 1,2                                                           3,500,000             3,083,500
--------------------------------------------------------------------------------------------------------------------------
 Hollinger International Publishing, Sr. Sec. Credit
 Facilities Term Loan, Tranche B, 4.938%, 9/17/09 2                                       2,500,000             2,512,500
--------------------------------------------------------------------------------------------------------------------------
 Hughes Electronics Corp., Sr. Sec. Credit
 Facilities Term Loan,
 5.86%, 11/25/03                                                                          2,500,000             2,504,688
--------------------------------------------------------------------------------------------------------------------------
 Insight Communication Co., Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.563%, 12/31/09 2                                                            1,500,000             1,454,625
--------------------------------------------------------------------------------------------------------------------------
 Lamar Advertising Co., Sr. Sec. Credit Facilities
 Term Loan,
 Tranche C, 3.875%, 3/1/07 1,2                                                            1,500,000             1,502,063
--------------------------------------------------------------------------------------------------------------------------
 Loews Cineplex Entertainment Corp., Sr. Sec. Credit
 Facilities
 Term Loan, 4.875%, 3/31/08 1,2                                                           2,973,833             2,924,268



10  |  OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Media Continued
 Mediacom Illinois LLC, Sr. Sec. Credit Facilities Term Loan,
 3.84%, 12/31/08 2                                                                   $    2,992,500       $     2,874,670
--------------------------------------------------------------------------------------------------------------------------
 Olympus Cable Holdings LLC, Sr. Sec. Credit Facilities
 Term Loan,
 Tranche A, 5.425%, 6/30/10 2                                                             1,000,000               800,179
--------------------------------------------------------------------------------------------------------------------------
 Qwest Dex, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B,
 5.56%, 11/8/09 1,2                                                                       2,000,000             2,015,834
--------------------------------------------------------------------------------------------------------------------------
 R.H. Donnelley Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.34%, 12/4/10 1,2                                                            2,500,000             2,519,375
--------------------------------------------------------------------------------------------------------------------------
 RCN Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 7%, 6/30/07 1,2                                                                 747,000               537,093
--------------------------------------------------------------------------------------------------------------------------
 Regal Cinemas Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 4.188%, 8/5/08 1,2                                                            1,425,000             1,429,453
--------------------------------------------------------------------------------------------------------------------------
 Transwestern Publishing Co., Sr. Sec. Credit Facilities
 Term Loan,
 Tranche B, 4.365%-4.842%, 5/17/08 1,2                                                    2,955,000             2,953,153
--------------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV,
 Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 6.88%, 3/31/09 1,2                                                 3,600,000             2,506,500
--------------------------------------------------------------------------------------------------------------------------
 Univision Communications, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 2.66%, 7/18/06 1,2                                                                       2,000,000             1,957,500
--------------------------------------------------------------------------------------------------------------------------
 Videotron Holdings, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.159%-4.170%, 12/1/09 1,2                                                      338,578               330,114
                                                                                                          ----------------
                                                                                                               58,434,401

--------------------------------------------------------------------------------------------------------------------------
 Multiline Retail--0.4%
 KMART Corp., Sr. Sec. Credit Facilities Term Loan,
 Debtor in Possession,
 Tranche B, 4.651%, 5/19/04 1,2                                                           1,400,000             1,385,709
--------------------------------------------------------------------------------------------------------------------------
 Specialty Retail--2.0%
 Blockbuster, Inc., Sr. Unsec. Credit Facilities
 Term Loan, Tranche B,
 3.055%-3.07%, 7/1/04 1,2                                                                 3,288,888             3,236,326
--------------------------------------------------------------------------------------------------------------------------
 Hines Nurseries, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 12/31/04, 5.438%, 12/31/04 1,2                                       511,354               511,354
--------------------------------------------------------------------------------------------------------------------------
 Hollywood Entertainment Corp., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 4.87%-4.89%, 3/31/08 1,2                                           4,000,000             4,004,168
                                                                                                          ----------------
                                                                                                                7,751,848

--------------------------------------------------------------------------------------------------------------------------
 Textiles & Apparel--1.3%
 Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.406%, 8/28/05 1,2                                                             966,585               923,089
 Tranche C, 5.656%, 8/28/06 1,2                                                             498,879               476,429
--------------------------------------------------------------------------------------------------------------------------
 William Carter Co. (The), Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 4.90%, 7/23/08 1,2                                                 3,456,250             3,482,172
                                                                                                          ----------------
                                                                                                                4,881,690

--------------------------------------------------------------------------------------------------------------------------
 Consumer Staples--10.8%
--------------------------------------------------------------------------------------------------------------------------
 Beverages--0.3%
 Cott Corp., Sr. Sec. Credit Facilities Term Loan,
 4.40%-5.918%, 12/31/06 1,2                                                               1,176,272             1,181,418



11  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Food & Drug Retailing--1.7%
 Pantry, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
 Tranche B,
 5.34%, 1/31/06                                                                      $    1,409,098       $     1,390,603
--------------------------------------------------------------------------------------------------------------------------
 Pathmark Stores, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 7/15/07 1,2,4                                                                 1,500,000             1,480,938
--------------------------------------------------------------------------------------------------------------------------
 Rite Aid Corp., Sr. Sec. Credit Facilities Term Loan,
 5.188%, 6/27/05 2                                                                        3,900,676             3,842,166
                                                                                                          ----------------
                                                                                                                6,713,707

--------------------------------------------------------------------------------------------------------------------------
 Food Products--7.3%
 Agrilink Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.34%-4.77%, 6/30/08 1,2                                                      2,992,500             2,999,981
--------------------------------------------------------------------------------------------------------------------------
 American Seafoods Group LLC, Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.65%-6.411%, 4/18/09 2                                                       3,555,796             3,570,799
--------------------------------------------------------------------------------------------------------------------------
 Buffets, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 6/5/09, 4.90%, 6/5/09 2                                                       2,481,633             2,459,144
 Tranche B, 6/5/09, 4.90%, 6/5/09 1,2                                                       343,457               340,345
--------------------------------------------------------------------------------------------------------------------------
 Del Monte Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.11%-5.15%, 12/20/10 1,2                                                     3,000,000             3,025,125
--------------------------------------------------------------------------------------------------------------------------
 Fleming Cos., Inc., Sr. Sec. Credit Facilites Term Loan,
 Tranche B, 4.625%, 6/18/08 2                                                             3,050,659             2,991,934
--------------------------------------------------------------------------------------------------------------------------
 Flowers Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.125%-4.188%, 3/26/07 2                                                      2,932,582             2,945,717
--------------------------------------------------------------------------------------------------------------------------
 International Multifoods Corp., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.34%-4.42%, 1/3/08 1,2                                                       2,123,051             2,132,529
--------------------------------------------------------------------------------------------------------------------------
 Land O'Lakes, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.87%, 10/11/08 1,2                                                           1,632,791             1,518,495
--------------------------------------------------------------------------------------------------------------------------
 Michael Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.350%-6.164%, 3/22/08 1,2                                                    1,095,154             1,101,543
--------------------------------------------------------------------------------------------------------------------------
 Nellson Nutraceutical, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 5.37%-5.38%, 10/4/09 1,2                                           1,981,035             1,985,987
--------------------------------------------------------------------------------------------------------------------------
 Pinnacle Foods, Inc., Sr. Sec. Credit Facilities Term Loan,
 4.87%-4.89%, 5/22/08 1,2                                                                 2,881,579             2,881,579
                                                                                                          ----------------
                                                                                                               27,953,178

--------------------------------------------------------------------------------------------------------------------------
 Household Products--0.6%
 Rayovac Corp., Sr. Sec. Credit Facilities
 Term Loan, Tranche B,
 5.12%-5.15%, 9/30/09 1,2                                                                   907,086               907,086
--------------------------------------------------------------------------------------------------------------------------
 SC Johnson Commercial Markets, Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 5.186%, 11/3/09 1,2                                                           1,385,500             1,392,103
                                                                                                          ----------------
                                                                                                                2,299,189

--------------------------------------------------------------------------------------------------------------------------
 Personal Products--0.4%
 Norwood Promotional Products, Sr. Sec. Credit
 Facilities Term Loan:
 Tranche A, 6.50%, 2/28/05 1,2                                                              928,751               766,219
 Tranche B, 1.92%, 2/28/05 1,2                                                            3,939,041               649,942
 Tranche C, 2/28/05 1,2,4                                                                   182,832                 5,485
                                                                                                          ----------------
                                                                                                                1,421,646





12  |  OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Tobacco--0.5%
 Commonwealth Brands, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 5.375%, 8/28/07 1,2                                                      $    1,883,333       $     1,880,979
--------------------------------------------------------------------------------------------------------------------------
 Energy--2.5%
--------------------------------------------------------------------------------------------------------------------------
 Energy Equipment & Services--0.3%
 Southern California Edison, Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.813%, 2/11/05 1,2                                                           1,000,000               998,594
--------------------------------------------------------------------------------------------------------------------------
 Oil & Gas--2.2%
 Ferrell Cos., Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B,
 5.47%, 6/17/06 1,2                                                                       3,692,438             3,613,974
--------------------------------------------------------------------------------------------------------------------------
 Premcor Refining Group, Inc., Sr. Unsec.
 Credit Facilities Term Loan,
 4.188%, 11/15/04 1,2                                                                     5,000,000             4,968,750
                                                                                                          ----------------
                                                                                                                8,582,724

--------------------------------------------------------------------------------------------------------------------------
 Financials--2.1%
--------------------------------------------------------------------------------------------------------------------------
 Insurance--1.6%
 Conseco, Inc., Sr. Sec. Credit Facilities
  Term Loan, 12/31/03 1,2,4                                                               3,000,000             2,304,999
--------------------------------------------------------------------------------------------------------------------------
 White Mountains Insurance Group Ltd., Sr. Sec.
 Credit Facilities
 Term Loan, Tranche B, 4.40%, 2/1/07 2                                                    3,917,563             3,901,650
                                                                                                          ----------------
                                                                                                                6,206,649

--------------------------------------------------------------------------------------------------------------------------
 Real Estate--0.5%
 CB Richard Ellis Services, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 Tranche A, 4.591%-6.411%, 7/20/07 1,2                                                    2,000,001             1,970,000
--------------------------------------------------------------------------------------------------------------------------
 Health Care--8.3%
--------------------------------------------------------------------------------------------------------------------------
 Health Care Equipment & Supplies--1.0%
 Dade Behring Holdings, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 5.688%, 9/30/08 1,2                                                                      1,000,000               995,000
--------------------------------------------------------------------------------------------------------------------------
 Perkinelmer, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 5.35%, 12/20/08 1,2                                                                      3,000,000             3,030,000
                                                                                                          ----------------
                                                                                                                4,025,000

--------------------------------------------------------------------------------------------------------------------------
 Health Care Providers & Services--6.8%
 Accredo Health, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.12%, 6/13/09 1,2                                                            1,483,763             1,485,617
--------------------------------------------------------------------------------------------------------------------------
 Davita, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.353%-4.822%, 3/20/09 2                                                      1,959,464             1,965,099
--------------------------------------------------------------------------------------------------------------------------
 Genesis Health Ventures, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 Tranche B, 4.88%-4.90%, 3/31/07 1,2                                                        798,551               798,551
--------------------------------------------------------------------------------------------------------------------------
 Genesis Health Ventures, Inc., Sr.
 Sec. Credit Facilities Term Loan,
 Delayed Draw, Tranche B, 4.87%-4.93%, 3/31/07 1,2                                        1,890,634             1,881,181
--------------------------------------------------------------------------------------------------------------------------
 IASIS Healthcare, Inc., Sr. Sec.
 Credit Facilites Term Loan,
 Tranche B, 5.63%, 9/15/08 1,2                                                            2,487,147             2,490,449
--------------------------------------------------------------------------------------------------------------------------
 Insight Health Services Corp., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.84%, 9/19/08 1,2                                                            1,471,275             1,476,793
--------------------------------------------------------------------------------------------------------------------------
 Insight Health Services Corp., Sr. Sec. Credit
 Facilities Term Loan,
 Delayed Draw, Tranche B, 2%, 9/19/08 1,2                                                 2,500,000             2,492,188



13  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Health Care Providers & Services Continued
 Magellan Health Services, Inc., Sr. Sec. Credit
 Facilities Term Loan:
 Tranche B, 7.397%, 2/12/05 1,2                                                      $    1,662,709       $     1,444,478
 Tranche C, 7.644%, 2/12/06 1,2                                                           1,662,708             1,463,183
--------------------------------------------------------------------------------------------------------------------------
 National Medical Care, Inc., Sr. Sec. Credit
 Facilites Term Loan,
 Tranche A, 2.375%-2.750%, 9/30/03 1,2                                                    2,908,501             2,904,866
--------------------------------------------------------------------------------------------------------------------------
 Oxford Health Plans, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.640%-4.996%, 6/1/06 1,2                                                     2,053,387             2,057,237
--------------------------------------------------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche A, 6.34%, 1/3/05 1,2                                                             3,212,868             3,216,885
--------------------------------------------------------------------------------------------------------------------------
 Team Health, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.688%, 9/27/08 1,2                                                           2,400,000             2,346,000
                                                                                                          ----------------
                                                                                                               26,022,527

--------------------------------------------------------------------------------------------------------------------------
 Pharmaceuticals--0.5%
 Alpharma Operating Corp., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.65%-5%, 7/31/08 1,2                                                         1,848,659             1,841,726
--------------------------------------------------------------------------------------------------------------------------
 Industrials--17.9%
--------------------------------------------------------------------------------------------------------------------------
 Aerospace & Defense--3.7%
 Alliant Techsystems, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche C, 3.688%, 5/8/09 1,2                                                            2,638,956             2,647,532
--------------------------------------------------------------------------------------------------------------------------
 DeCrane Aircraft Holdings, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 Tranche D, 5.88%, 12/17/06 1,2                                                           2,429,064             1,973,615
--------------------------------------------------------------------------------------------------------------------------
 DRS Technologies, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 Tranche B, 4.59%-4.72%, 9/14/08 1,2                                                      2,221,895             2,236,708
--------------------------------------------------------------------------------------------------------------------------
 Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6/29/09 1,2,4                                                                 2,000,000             1,968,750
--------------------------------------------------------------------------------------------------------------------------
 Titan Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.110%-5.671%, 6/30/09 1,2                                                    2,980,000             2,980,000
--------------------------------------------------------------------------------------------------------------------------
 United Defense Industries, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 3.60%, 8/13/09 2                                                              2,266,014             2,273,703
                                                                                                          ----------------
                                                                                                               14,080,308

--------------------------------------------------------------------------------------------------------------------------
 Building Products--0.6%
 Masonite International Corp., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche C, 4.188%, 8/31/08 1,2                                                           2,487,320             2,490,118
--------------------------------------------------------------------------------------------------------------------------
 Commercial Services & Supplies--5.8%
 Corrections Corp. of America, Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.85%-4.92%, 5/3/08 1,2                                                       2,481,251             2,485,282
--------------------------------------------------------------------------------------------------------------------------
 Dyncorp, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.25%, 12/10/06 1,2                                                           4,302,396             4,297,018
--------------------------------------------------------------------------------------------------------------------------
 Relizon Co., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6.17%-6.19%, 2/15/08 1,2                                                        994,858               938,483
--------------------------------------------------------------------------------------------------------------------------
 Transaction Network Services, Inc., Sr. Sec. Credit
 Facilities Term Loan:
 Tranche A, 4.688%-4.75%, 5/4/05 1,2                                                      1,710,058             1,697,232
 Tranche B, 5.125%-5.25%, 3/30/07 1,2                                                     1,888,684             1,874,519
--------------------------------------------------------------------------------------------------------------------------
 US Investigations Services, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 5.37%, 1/15/09 1,2                                                            3,000,000             2,985,000



14  |  OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Commercial Services & Supplies Continued
 Veridian Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B,
 4.59%-5.33%, 6/30/08 1,2                                                            $    2,974,993       $     2,986,521
--------------------------------------------------------------------------------------------------------------------------
 Wachenhut Corrections Corp., Sr. Sec. Credit Facilities
 Term Loan,
 Tranche B, 12/11/08 1,2,4                                                                1,000,000               999,375
--------------------------------------------------------------------------------------------------------------------------
 Washington Group International, Inc., Sr. Sec.
 Credit Linked CD,
 7.23%, 12/1/04 1,2                                                                       4,000,000             3,920,000
                                                                                                          ----------------
                                                                                                               22,183,430

--------------------------------------------------------------------------------------------------------------------------
 Electrical Equipment--1.3%
 General Cable Corp., Sr. Sec. Credit Facilities
 Term Loan, Tranche B,
 6.375%, 5/27/07 1,2                                                                      6,162,148             4,952,826
--------------------------------------------------------------------------------------------------------------------------
 Industrial Conglomerates--0.7%
 Kinetics Group, Inc., Sr. Sec. Credit Facilities Term Loan,
 6.42%-8.137%, 2/28/06 1,2                                                                2,786,235             2,577,267
--------------------------------------------------------------------------------------------------------------------------
 Machinery--3.8%
 Hexcel Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 5.125%-5.188%, 9/14/04 1,2                                                    1,705,955             1,671,836
 Tranche B, 5.625%-5.938%, 9/14/05 1,2                                                    1,858,065             1,820,905
--------------------------------------------------------------------------------------------------------------------------
 Terex Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 3.90%, 4/1/10 2                                                               2,992,500             2,886,514
--------------------------------------------------------------------------------------------------------------------------
 Trinity Industries, Inc., Sr. Sec. Credit Facilities
 Term Loan:
 Tranche B, 4.656%, 6/4/07 2                                                              2,487,500             2,450,187
 Tranche B, 4.969%, 6/4/07 1,2                                                            2,487,500             2,450,187
--------------------------------------------------------------------------------------------------------------------------
 Xerox Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 4/30/05 1,2,4                                                                 1,000,000               968,967
 Tranche A, 5.89%-6.33%, 4/30/05 1,2                                                      2,166,667             2,099,429
 Tranche B, 5.36%, 4/30/05 1,2                                                              500,000               482,605
                                                                                                          ----------------
                                                                                                               14,830,630

--------------------------------------------------------------------------------------------------------------------------
 Marine--0.8%
 American Commercial Lines LLC, Sr. Sec. Credit
 Facilities Term Loan:
 Tranche A, 6%, 6/30/05 2                                                                 2,371,555             1,944,675
 Tranche B, 6.25%, 6/30/06 2                                                                511,715               414,233
 Tranche C, 6.50%, 6/30/07 2                                                                877,371               710,232
                                                                                                          ----------------
                                                                                                                3,069,140

--------------------------------------------------------------------------------------------------------------------------
 Road & Rail--1.2%
 Dakota, Minnesota & Eastern Railroad Corp.,
 Sr. Sec. Credit Facilities
 Term Loan, 8%, 12/31/07 1,2                                                              2,475,000             2,456,438
--------------------------------------------------------------------------------------------------------------------------
 Helm Holding Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.103%-5.176%, 10/16/06 1,2                                                   2,300,286             2,127,765
                                                                                                          ----------------
                                                                                                                4,584,203

--------------------------------------------------------------------------------------------------------------------------
 Information Technology--1.7%
--------------------------------------------------------------------------------------------------------------------------
 Computers & Peripherals--1.3%
 CB Richard Ellis Services, Inc., Sr. Sec.
 Credit Facilities Term Loan,
 Tranche B, 5.09%, 10/10/06 1,2                                                              50,000                50,125
--------------------------------------------------------------------------------------------------------------------------
 Sanmina-Sci Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.438%, 12/23/07 1,2                                                          2,500,000             2,515,625



15  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Computers & Peripherals Continued
 Transcore, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.178%-6.411%, 10/10/06 1,2                                              $    2,443,750       $     2,449,860
                                                                                                          ----------------
                                                                                                                5,015,610

--------------------------------------------------------------------------------------------------------------------------
 Semiconductor Equipment & Products--0.4%
 SCG Holding Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.438%, 8/4/06 1,2                                                              796,073               713,812
 Tranche C, 5.438%, 8/4/07 1,2                                                              862,663               774,240
                                                                                                          ----------------
                                                                                                                1,488,052

--------------------------------------------------------------------------------------------------------------------------
 Materials--10.7%
--------------------------------------------------------------------------------------------------------------------------
 Chemicals--5.8%
 Equistar Chemicals LP, Sr. Sec. Credit Facilities Term Loan,
 4.84%, 8/24/07 2                                                                         3,935,150             3,942,257
--------------------------------------------------------------------------------------------------------------------------
 FMC Corp., Sr. Sec. Credit Facilities Term Loan,
 6.11%, 10/21/07 1,2                                                                      2,000,000             2,027,500
--------------------------------------------------------------------------------------------------------------------------
 Hercules, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.66%, 5/25/07 2                                                              3,000,000             3,004,689
--------------------------------------------------------------------------------------------------------------------------
 Huntsman Co. LLC, Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 5.938%-6.25%, 3/31/07 1,2                                                     4,566,955             3,840,046
 Tranche B, 7.438%, 3/31/07 1,2                                                           2,190,812             1,842,107
--------------------------------------------------------------------------------------------------------------------------
 Huntsman ICI Chemicals LLC, Sr. Sec. Credit
 Facilities Term Loan:
 Tranche B, 5.375%-5.50%, 6/30/07 2                                                       2,136,587             2,099,791
 Tranche C, 5.75%, 6/30/08 2                                                              2,136,587             2,099,791
--------------------------------------------------------------------------------------------------------------------------
 Messer Griesheim Holding AG, Sr. Sec. Credit
 Facilities Term Loan:
 Tranche B2, 4.58%, 4/27/09 1,2                                                             877,032               881,966
 Tranche C, 4.611%-5.08%, 4/27/10 1,2                                                     1,622,967             1,632,097
--------------------------------------------------------------------------------------------------------------------------
 OM Group, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 6.75%, 4/1/06 1,2                                                             1,000,000               942,500
                                                                                                          ----------------
                                                                                                               22,312,744

--------------------------------------------------------------------------------------------------------------------------
 Containers & Packaging--1.2%
 Constar International, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 6.50%, 11/1/09 1,2                                                                       1,496,250             1,499,991
--------------------------------------------------------------------------------------------------------------------------
 Owens-Illinois, Inc., Sr. Sec. Credit Facilities
 Revolving Credit Loan,
 3/31/04 1,2,4                                                                            1,000,000               967,000
--------------------------------------------------------------------------------------------------------------------------
 Owens-Illinois, Inc., Sr. Sec. Credit Facilities
 Revolving Credit Loan,
 3.25%-3.74%, 3/31/04 1,2                                                                 2,017,135             1,950,569
                                                                                                          ----------------
                                                                                                                4,417,560

--------------------------------------------------------------------------------------------------------------------------
 Metals & Mining--1.8%
 Citation Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 5.188%, 9/30/05 1,2                                                             877,004               789,303
 Tranche B, 5.938%, 12/1/07 1,2                                                           3,307,051             2,910,205
--------------------------------------------------------------------------------------------------------------------------
 Ispat Inland LP, Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.15%, 7/16/05 1,2                                                            1,997,753             1,251,093
 Tranche C, 5.15%, 7/16/06 1,2                                                            1,997,753             1,251,093



16  | OPPENHEIMER SENIOR FLOATING RATE FUND


                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Metals & Mining Continued
 Murrin Murrin, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.133%, 2/28/05 1,3                                                      $    2,735,294       $       752,206
                                                                                                          ----------------
                                                                                                                6,953,900

--------------------------------------------------------------------------------------------------------------------------
 Paper & Forest Products--1.9%
 Berry Plastics Corp., Sr. Sec. Credit Facilities Term Loan,
 4.634%, 6/30/10 2                                                                        3,482,500             3,500,456
--------------------------------------------------------------------------------------------------------------------------
 Grant Forest Products Corp., Sr. Sec. Credit
 Facilities Term Loan,
--------------------------------------------------------------------------------------------------------------------------
 Tranche B, 4.34%, 10/12/08 1,2                                                           1,937,500             1,937,500
 Printpack Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.188%, 3/31/09 1,2                                                           1,981,269             1,989,525
                                                                                                          ----------------
                                                                                                                7,427,481

--------------------------------------------------------------------------------------------------------------------------
 Telecommunication Services--10.9%
--------------------------------------------------------------------------------------------------------------------------
 Diversified Telecommunication Services--4.4%
 Broadwing, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 4.09%-4.17%, 12/30/06 1,2                                                     1,126,226             1,061,067
 Tranche C, 4.59%-4.65%, 6/28/07 1,2                                                      1,994,962             1,889,728
--------------------------------------------------------------------------------------------------------------------------
 Globenet Communications Holdings Ltd., Sr. Sec.
 Credit Facilities
 Term Loan, Tranche D, 9/30/05 1,3                                                        5,000,000               375,000
--------------------------------------------------------------------------------------------------------------------------
 IPC Information System, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 7.50%, 12/31/06 1,2                                                           1,634,482             1,624,266
--------------------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc., Sr. Sec. Credit
 Facilities Term Loan:
 Tranche B, 5.64%, 1/15/08 1,2                                                            1,500,000             1,219,687
 Tranche C, 5.84%, 1/30/08 1,2                                                            4,000,000             3,263,332
--------------------------------------------------------------------------------------------------------------------------
 NTELOS, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.34%, 7/26/08 1,2                                                            1,990,000             1,328,325
--------------------------------------------------------------------------------------------------------------------------
 Qwest Dex, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche A, 12.91%, 8/30/04 1,2                                                           2,000,000             2,065,416
--------------------------------------------------------------------------------------------------------------------------
 Valor Communications LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.15%-5.18%, 6/26/07 1,2                                                      2,423,553             2,138,786
--------------------------------------------------------------------------------------------------------------------------
 XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 7%, 6/30/07 1,3                                                               3,000,000             2,000,001
                                                                                                          ----------------
                                                                                                               16,965,608

--------------------------------------------------------------------------------------------------------------------------
 Wireless Telecommunication Services--6.5%
 Alamosa Holdings, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche A,
 5.438%-5.875%, 2/14/08 2                                                                 3,568,098             2,473,879
--------------------------------------------------------------------------------------------------------------------------
 American Tower Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.87%, 12/17/07 1,2                                                           2,700,000             2,567,814
--------------------------------------------------------------------------------------------------------------------------
 Centennial Cellular Operating Co., Sr. Sec. Credit
 Facilities Term Loan:
 Tranche A, 3.65%-4.07%, 11/30/06 1,2                                                     1,945,946             1,586,919
 Tranche B, 5/31/07 1,2,4                                                                   500,009               397,975
 Tranche B, 4.43%-4.82%, 5/31/07 1,2                                                        496,138               394,895
 Tranche C, 11/30/07 1,2,4                                                                  499,992               398,387
 Tranche C, 4.66%-5.07%, 11/30/07 1,2                                                       496,126               395,306
--------------------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 4.15%, 3/15/08 2                                                              3,000,000             2,865,417



17  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Wireless Telecommunication Services Continued
 Dobson Operating Co. LLC, Sr. Sec. Credit
 Facilities Term Loan:
 Tranche A, 3.15%, 4/30/07 1,2                                                       $      917,631       $       841,926
 Tranche B, 4.15%, 12/31/07  1,2                                                          2,256,308             2,108,237
--------------------------------------------------------------------------------------------------------------------------
 Dobson Sygnet Operating Co., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche C, 5.13%, 12/23/07 1,2                                                           4,702,730             4,091,375
--------------------------------------------------------------------------------------------------------------------------
 Nextel Communications, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche D, 4.438%, 2/28/09 2                                                             5,500,000             5,023,662
--------------------------------------------------------------------------------------------------------------------------
 SpectraSite Communications, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 12/31/07 1,2,4                                                                1,000,000               893,125
--------------------------------------------------------------------------------------------------------------------------
 TSI Merger Sub, Inc., Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 6.24%, 2/14/07 1,2                                                              973,761               920,204
                                                                                                          ----------------
                                                                                                               24,959,121

--------------------------------------------------------------------------------------------------------------------------
 Utilities--4.2%
--------------------------------------------------------------------------------------------------------------------------
 Electric Utilities--3.7%
 AES NY Funding LLC, Sr. Sec. Credit Facilities Term Loan,
 6.188%, 2/28/05 1,2                                                                      3,000,000             2,771,250
--------------------------------------------------------------------------------------------------------------------------
 Calpine Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.188%, 3/8/04 2                                                              3,273,042             2,919,144
--------------------------------------------------------------------------------------------------------------------------
 Centerpoint Energy (Houston), Sr. Sec. Credit
 Facilities Term Loan,
 12.75%, 11/12/05 1,2                                                                     2,000,000             2,125,000
--------------------------------------------------------------------------------------------------------------------------
 Consumers Energy Co., Sr. Sec. Credit
 Facilities Term Loan,
 5.890%-6.324%, 9/25/04 1,2                                                               2,000,001             2,010,000
--------------------------------------------------------------------------------------------------------------------------
 Tucson Electric Power Co., Sr. Sec. Credit
 Facilities Term Loan
 (Letter of Credit), Tranche B, 6.853%, 10/25/07 1,2                                      2,000,000             2,015,000
--------------------------------------------------------------------------------------------------------------------------
 United American Energy, Sr. Sec. Credit
 Facilities Term Loan,
 4.421%, 4/30/05 2                                                                        2,480,000             2,430,400
                                                                                                          ----------------
                                                                                                               14,270,794

--------------------------------------------------------------------------------------------------------------------------
 Gas Utilities--0.5%
 El Paso Energy Partners LP, Sr. Sec. Credit
 Facilities Term Loan,
 Tranche B, 5.22%, 9/30/09 1,2                                                            2,000,000             1,980,000
                                                                                                          ----------------
 Total Corporate Loans (Cost $402,339,867)                                                                    386,999,471

--------------------------------------------------------------------------------------------------------------------------
 Corporate Bonds and Notes--0.8%

 Finova Group, Inc. (The), 7.50% Nts., 11/15/09                                           3,000,000             1,102,500
--------------------------------------------------------------------------------------------------------------------------
 Fort James Corp., 6.625% Sr. Unsec. Nts., 9/15/04                                        2,000,000             1,990,000
                                                                                                          ----------------
 Total Corporate Bonds and Notes (Cost $3,909,744)                                                              3,092,500



18  |  OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                          Principal          Market Value
                                                                                             Amount            See Note 1
--------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements--5.3%

 Undivided interest in repurchase agreement
 (Market Value $20,239,000) with DB Alex Brown LLC, 1.26%,
 dated 1/31/03, to be repurchased at $20,241,125 on 2/3/03,
 collateralized by U.S. Treasury Bonds, 5.50%,
 8/15/28, with a value of $20,827,610 (Cost $20,239,000)                           $     20,239,000       $    20,239,000

--------------------------------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $426,488,611)                                              106.8%          410,330,971
--------------------------------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                                         (6.8)          (26,277,567)
                                                                                   ---------------------------------------

 Net Assets                                                                                   100.0%       $  384,053,404
                                                                                   =======================================




 Footnotes to Statement of Investments
 1. Identifies issues considered to be illiquid--See Note 5 of Notes to Financial Statements.
 2. Represents the current interest rate for a variable or increasing rate security.
 3. Issuer is in default.
 4. This Senior Loan will settle after February 28, 2003, at which time the interest rate will be determined.
 See accompanying Notes to Financial Statements.

19  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 January 31, 2003


-----------------------------------------------------------------------------
 Assets

 Investments, at value (cost $426,488,611)--
 see accompanying statement                                     $410,330,971
-----------------------------------------------------------------------------
 Cash                                                                638,740
-----------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                 18,437,392
 Interest and principal paydowns                                   2,177,980
 Other                                                                 6,956
                                                                -------------
 Total assets                                                    431,592,039

-----------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Shares of beneficial interest repurchased                        29,960,517
 Investments purchased                                            16,965,871
 Shareholder reports                                                 102,666
 Distribution and service plan fees                                   87,119
 Dividends                                                            48,854
 Transfer and shareholder servicing agent fees                        33,972
 Trustees' compensation                                                1,717
 Other                                                               337,919
                                                                -------------
 Total liabilities                                                47,538,635


-----------------------------------------------------------------------------
 Net Assets                                                     $384,053,404
                                                                -------------


-----------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                     $     42,919
-----------------------------------------------------------------------------
 Additional paid-in capital                                      447,686,230
-----------------------------------------------------------------------------
 Undistributed net investment income                                 573,339
-----------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions        (48,091,444)
-----------------------------------------------------------------------------
 Net unrealized depreciation on investments                      (16,157,640)
                                                                -------------
 Net Assets                                                     $384,053,404
                                                                =============


20  |  OPPENHEIMER SENIOR FLOATING RATE FUND


------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net
 assets of $32,738,306 and 3,661,262 shares of beneficial interest outstanding)           $8.94
------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $155,310,999
 and 17,362,222 shares of beneficial interest outstanding)                                $8.95
------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $196,004,099
 and 21,895,173 shares of beneficial interest outstanding)                                $8.95



 See accompanying Notes to Financial Statements.




21  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended January 31, 2003


--------------------------------------------------------------------------------
 Investment Income

 Interest                                                          $ 15,059,888

--------------------------------------------------------------------------------
 Expenses

 Management fees                                                      1,572,581
--------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                 42,398
 Class B                                                                640,846
 Class C                                                                841,031
--------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                 11,372
 Class B                                                                100,192
 Class C                                                                111,527
--------------------------------------------------------------------------------
 Custodian fees and expenses                                            581,197
--------------------------------------------------------------------------------
 Revolving credit interest                                              195,356
--------------------------------------------------------------------------------
 Shareholder reports                                                    139,419
--------------------------------------------------------------------------------
 Trustees' compensation                                                   6,259
--------------------------------------------------------------------------------
 Other                                                                  142,963
                                                                   -------------
 Total expenses                                                       4,385,141
 Less voluntary waiver of management fees                              (429,539)
                                                                   -------------
 Net expenses                                                         3,955,602


--------------------------------------------------------------------------------
 Net Investment Income                                               11,104,286


--------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized loss on investments                                   (10,043,553)
--------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                 4,124,277
                                                                   -------------
 Net realized and unrealized loss                                    (5,919,276)


--------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations               $ 5,185,010
                                                                   =============




 See accompanying Notes to Financial Statements.




22  |  OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months                    Year
                                                               Ended                   Ended
                                                    January 31, 2003                 July 31,
                                                         (Unaudited)                    2002
-----------------------------------------------------------------------------------------------
 Operations
 Net investment income                                 $  11,104,286          $    29,691,010
-----------------------------------------------------------------------------------------------
 Net realized loss                                       (10,043,553)             (30,550,004)
-----------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)      4,124,277                 (350,259)
                                                       ----------------------------------------
 Net increase (decrease) in net assets resulting
 from operations                                           5,185,010               (1,209,253)

-----------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                    (922,705)              (2,328,510)
 Class B                                                  (4,115,283)             (10,630,739)
 Class C                                                  (5,429,503)             (15,688,803)

-----------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net decrease in net assets resulting from beneficial
 interest transactions:
 Class A                                                    (773,798)              (8,831,399)
 Class B                                                 (19,407,705)             (32,640,692)
 Class C                                                 (37,258,472)             (97,334,747)

-----------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                          (62,722,456)            (168,664,143)
-----------------------------------------------------------------------------------------------
 Beginning of period                                     446,775,860              615,440,003
                                                       ----------------------------------------
 End of period [including undistributed
 (overdistributed) net investment income
 of $573,339 and $(63,456), respectively]               $384,053,404             $446,775,860
                                                       ========================================



 See accompanying Notes to Financial Statements.


23  |  OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

                                             Six Months                                  Year
                                                  Ended                                 Ended
                                       January 31, 2003                              July 31,
 Class A                                     (Unaudited)       2002         2001       2000 1
----------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period             $9.03       $9.51        $9.96       $10.00
----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .25         .54          .80          .71
 Net realized and unrealized loss                  (.10)       (.50)        (.46)        (.04)
                                                  --------------------------------------------
 Total from investment operations                   .15         .04          .34          .67
----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.24)       (.52)        (.79)        (.71)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                   $8.94       $9.03        $9.51        $9.96
                                                  ============================================

----------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                1.74%       0.44%        3.52%        6.94%


----------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)       $32,738     $33,905      $44,985      $22,421
----------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $34,070     $41,195      $41,457      $ 6,600
----------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                             5.66%       5.84%        8.11%        8.30%
 Expenses                                          1.55%       1.42%        1.20%        1.26%
 Expenses, net of voluntary waiver of management
 fees and/or reduction to custodian expenses       1.35%       1.22%        1.00%        0.87%
----------------------------------------------------------------------------------------------
 Portfolio turnover rate                              4%         92%          47%          62%

 1. For the period from September 8, 1999 (inception of offering) to July 31, 2000.
 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.

 See accompanying Notes to Financial Statements.

24  |  OPPENHEIMER SENIOR FLOATING RATE FUND

                                                 Six Months                                               Year
                                                      Ended                                              Ended
                                           January 31, 2003                                            July 31,
 Class B                                         (Unaudited)          2002            2001             2000  1
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                 $9.04          $9.51           $9.97              $10.00
---------------------------------------------------------------------------------------------------------------
 Income (loss) from
 investment operations:
 Net investment income                                  .23            .49             .76                 .67
 Net realized and unrealized loss                      (.10)          (.49)           (.47)               (.03)
                                                      ---------------------------------------------------------
 Total from investment operations                       .13             --             .29                 .64
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income                  (.22)          (.47)           (.75)               (.67)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $8.95          $9.04           $9.51               $9.97
                                                      =========================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                    1.46%          0.05%           2.96%               6.56%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $155,311       $176,760        $220,328             $98,343
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $169,350       $206,869        $177,025             $49,122
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                 5.12%          5.33%           7.56%               7.80%
 Expenses                                              2.10%          1.92%           1.64%               1.76%
 Expenses, net of voluntary waiver of management
 fees and/or reduction to custodian expenses           1.90%          1.72%           1.44%               1.37%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  4%            92%             47%                 62%



 1. For the period from September 8, 1999 (inception of offering) to July 31, 2000.
 2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 See accompanying Notes to Financial Statements.


25  |  OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS  Continued

                                                 Six Months                                               Year
                                                      Ended                                              Ended
                                           January 31, 2003                                            July 31,
 Class C                                         (Unaudited)          2002            2001             2000  1
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                 $9.04         $ 9.51          $ 9.97              $10.00
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                  .23            .50             .76                 .67
 Net realized and unrealized loss                      (.10)          (.50)           (.47)               (.04)
                                                      ---------------------------------------------------------
 Total from investment operations                       .13             --             .29                 .63
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                  (.22)          (.47)           (.75)               (.66)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $8.95          $9.04           $9.51              $ 9.97
                                                      =========================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                    1.47%          0.05%           2.96%               6.51%

---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $196,004       $236,111        $350,126            $194,933
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $222,169       $303,123        $323,725            $ 82,761
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                 5.15%          5.37%           7.60%               7.79%
 Expenses                                              2.08%          1.92%           1.65%               1.77%
 Expenses, net of voluntary waiver of management
 fees and/or reduction to custodian expenses           1.88%          1.72%           1.45%               1.38%
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  4%            92%             47%                 62%



1. For the period from September 8, 1999 (inception of offering) to July 31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.

26  |  OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited



--------------------------------------------------------------------------------
 1. Significant Accounting Policies

 Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are not available for direct purchase and are available only upon automatic conversion of Class B shares or exchange of shares of certain other Oppenheimer funds, and by purchase through "wrap" programs of financial advisors that have special agreements with the Distributor for that purpose. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 When-Issued and Delayed Delivery Security Transactions. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interest or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase prices, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interest or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price



27  |  OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

 or yield considered to be advantageous. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" purchases, it will do so for the purpose of acquiring interest or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.
--------------------------------------------------------------------------------
 Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its total assets in collateralized floating rate senior loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of an assignment of a loan or a participation interest in a loan.
    Many senior loans are illiquid. As of January 31, 2003, securities with an aggregate market value of $386,999,471, representing 100.7% of the Fund's net assets were comprised of senior loans, of which $307,916,696, representing 80.18% of net assets, were illiquid.
--------------------------------------------------------------------------------
 Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of January 31, 2003, securities with an aggregate market value of $3,127,207, representing 0.81% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 Repurchase Agreements. The Fund may transfer uninvested cash balances into one or more repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss


28  |  OPPENHEIMER SENIOR FLOATING RATE FUND

 -------------------------------------------------------------------------------
 carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.
    As of January 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $48,091,443. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of July 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              ----------------------
                              2009       $     2,975
                              2010        14,893,083
                                         -----------
                              Total      $14,896,058
                                         ===========

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
 (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 The tax character of distributions paid during the six months ended January 31, 2003 and year ended July 31, 2002 was as follows:

                                     Six Months Ended        Year Ended
                                     January 31, 2003     July 31, 2002
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income          $10,467,491       $28,648,052
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                          -----------------------------
                 Total                    $10,467,491       $28,648,052
                                          =============================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


29  |  OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

 The Fund has adopted the following fundamental policies concerning periodic repurchase offers:
     o The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).
     o Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's Board of Trustees.
     o The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the Repurchase Offer. If that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day.
    Each quarter, the Fund's Board will determine the number of shares that the Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the Repurchase Request Deadline.

 For the six months ended January 31, 2003, the Fund extended four Repurchase
 Offers:

                         Percentage of
                    Outstanding Shares   Amount of Shares              Number of
 Repurchase           the Fund Offered   the Fund Offered        Shares Tendered
 Request Deadline        to Repurchase      to Repurchase          (all classes)
--------------------------------------------------------------------------------
 October 31, 2002                   20%        10,117,625              5,497,855
 January 31, 2003                   20          8,583,932              3,330,141

 The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 105 million shares, par value $0.001 each. Class A shares are not available for direct purchase except by exchange of shares of certain other Oppenheimer funds, by purchase through "wrap" programs of financial advisors that have special agreements with the Distributor for that purpose, or by automatic conversion of


30  |  OPPENHEIMER SENIOR FLOATING RATE FUND

 Class B shares. The Fund sells Class B and Class C shares continuously at the respective offering price for each class of shares. Transactions in shares of beneficial interest were as follows:

                      Six Months Ended January 31, 2003          Year Ended July 31, 2002
                                Shares           Amount         Shares             Amount
-----------------------------------------------------------------------------------------
 Class A
 Converted and exchanges       685,143    $   6,147,220        831,509    $     7,861,328
 Dividends and/or
 distributions reinvested       67,447          599,801        161,641          1,493,016
 Repurchased                  (844,149)      (7,520,819)    (1,970,989)       (18,185,743)
                              -----------------------------------------------------------
 Net decrease                  (91,559)   $    (773,798)      (977,839)   $    (8,831,399)
                              ===========================================================


-----------------------------------------------------------------------------------------
 Class B
 Sold                        1,032,632    $   9,303,689      2,121,683       $ 20,100,762
 Dividends and/or
 distributions reinvested      279,725        2,489,064        673,955          6,228,099
 Repurchased                (3,507,641)     (31,200,458)    (6,404,715)       (58,969,553)
                            -------------------------------------------------------------
 Net decrease               (2,195,284)   $ (19,407,705)    (3,609,077)      $(32,640,692)
                            =============================================================


-----------------------------------------------------------------------------------------
 Class C
 Sold                        1,413,677   $   12,753,849      4,144,208     $   39,161,436
 Dividends and/or
 distributions reinvested      421,700        3,754,617      1,147,042         10,610,827
 Repurchased                (6,045,864)     (53,766,938)   (15,983,278)      (147,107,010)
                            -------------------------------------------------------------
 Net decrease               (4,210,487)    $(37,258,472)   (10,692,028)      $(97,334,747)
                            =============================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2003, were $656,750 and $12,467,434, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The management fee is based upon a percentage of the Fund's average annual net assets and is shown without giving effect to a voluntary reduction by the Manager of 0.20% of the management fee annually. As a result of this agreement the Fund was reimbursed $429,539 for the six months ended January 31, 2003. That voluntary reduction and waiver may be withdrawn or amended at any time.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $22.50 per account fee.



31  |  OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes, up to an annual rate of 0.35% of average net assets per class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                           Concessions               Concessions
                                            on Class B                on Class C
                                       Shares Advanced           Shares Advanced
 Six Months Ended                     by Distributor 1          by Distributor 1
--------------------------------------------------------------------------------
 January 31, 2003                              $98,340                   $58,192

 1. The Distributor advances concession on payments to dealers for sales of Class B and Class C shares from its own resources at the time of sale.

                          Class A Early       Class B Early      Class C Early
                             Withdrawal          Withdrawal         Withdrawal
                       Charge (Retained    Charge (Retained   Charge (Retained
 Six Months Ended       by Distributor)     by Distributor)    by Distributor)
--------------------------------------------------------------------------------
 January 31, 2003                $1,986            $337,660            $19,446

 The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares. Because the Fund is a closed-end fund and is not able to rely on the provisions of Rule 12b-1 of the Investment Company Act of 1940 (the Act), the Fund has requested and obtained from the Securities and Exchange Commission (the SEC) exemptive relief from certain provisions of the Act. The operation of those plans is contingent upon the continued availability of that exemptive relief from the SEC. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 Class A Service Plan Fees. The Fund has adopted a Service Plan for Class A shares. The Class A Service Plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. While the plan permits the Board of Trustees to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2003, payments under the Class A Plan totaled $42,398, all of which were paid by the Distributor to recipients, and included $5,790 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


32  |  OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------

 Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the early withdrawal charges collected on repurchased shares and from the Fund under the plans. If either Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. Distribution fees paid to the Distributor for the six months ended January 31, 2003, were as follows:

                                                                       Distributor's
                                                       Distributor's       Aggregate
                                                           Aggregate    Unreimbursed
                                                        Unreimbursed   Expenses as %
                   Total Payments    Amount Retained        Expenses   of Net Assets
                       Under Plan     by Distributor      Under Plan        of Class
--------------------------------------------------------------------------------------
 Class B Plan            $640,846           $442,635      $5,267,615            3.39%
 Class C Plan             841,031            100,467       7,360,007            3.76


--------------------------------------------------------------------------------
 5. Illiquid Securities
 As of January 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Most Senior Loans and many of the Fund's other investments are illiquid. The aggregate value of illiquid securities subject to this limitation as of January 31, 2003 was $307,916,696, which represents 80.18% of the Fund's net assets.


--------------------------------------------------------------------------------
 6. Loan Commitments
 Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $553,496 at January 31, 2003. These unfunded loan commitments must be funded by the Fund upon the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian, short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.


33  |  OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 7. Bank Borrowings

 The Fund may borrow up to 33 1/3% its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities (a technique referred to as "leverage"), to finance share repurchases during Repurchase Offers, and to fund additional loan commitments or for cash management purposes. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $350 million, collectively, of which commitment $250 million is allocated to the Fund. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding at January 31, 2003. For the six months ended January 31, 2003, the average monthly loan balance was $10,997,634 at an average interest rate of 2.182%. The Fund had gross borrowings and gross loan repayments of $126,800,000 and $126,800,000 respectively, during the six months ended January 31, 2003. The maximum amount of borrowings outstanding at any month-end was $16,700,000. The Fund paid $73,600 in commitment fees during the six months ended January 31, 2003.


34  |  OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND



--------------------------------------------------------------------------------
 Trustees and Officers              James C. Swain, Chairman and Trustee
                                    John V. Murphy, President and Trustee
                                    William L. Armstrong, Trustee
                                    Robert G. Avis, Trustee
                                    George C. Bowen, Trustee
                                    Edward L. Cameron, Trustee
                                    Jon S. Fossel, Trustee
                                    Sam Freedman, Trustee
                                    F. William Marshall, Jr., Trustee
                                    Arthur J. Zimmer, Vice President
                                    Margaret Hui, Assistant Vice President
                                    Joseph Welsh, Assistant Vice President
                                    Robert G. Zack, Vice President and Secretary
                                    Brian W. Wixted, Treasurer


--------------------------------------------------------------------------------
 Investment Advisor                 OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
 Distributor                        OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
 Transfer and Shareholder           OppenheimerFunds Services
 Servicing Agent


--------------------------------------------------------------------------------
 Independent Auditors               Deloitte & Touche LLP


--------------------------------------------------------------------------------
 Legal Counsel                      Myer, Swanson, Adams & Wolf, P.C.
 to the Fund


--------------------------------------------------------------------------------
 Legal Counsel to the               Mayer Brown Rowe & Maw
 Independent Trustees

                                    The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

(C)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.

35  |  OPPENHEIMER SENIOR FLOATING RATE FUND

OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
 Global Equity    Developing Markets Fund        Global Fund
                  International Small            Quest Global Value Fund
                  Company Fund                   Global Growth & Income Fund
                  Europe Fund
                  International Growth Fund
--------------------------------------------------------------------------------
 Equity           Stock                          Stock & Bond
                  Emerging Technologies Fund     Quest Opportunity Value Fund
                  Emerging Growth Fund           Total Return Fund
                  Enterprise Fund                Quest Balanced Value Fund
                  Discovery Fund                 Capital Income Fund
                  Main Street(R)Small Cap Fund   Multiple Strategies Fund
                  Small Cap Value Fund           Disciplined Allocation Fund
                  MidCap Fund                    Convertible Securities Fund
                  Main Street(R)Opportunity      Specialty
                  Fund                           Real Asset Fund(R)
                  Growth Fund                    Gold & Special Minerals Fund
                  Capital Appreciation Fund      Tremont Market
                  Main Street(R)Growth &         Neutral Fund, LLC 1
                  Income Fund                    Tremont Opportunity Fund, LLC 1
                  Value Fund
                  Quest Capital Value Fund
                  Quest Value Fund
                  Trinity Large Cap Growth Fund
                  Trinity Core Fund
                  Trinity Value Fund
--------------------------------------------------------------------------------
 Income           Taxable                        Rochester Division
                  International Bond Fund        California Municipal Fund 3
                  High Yield Fund                New Jersey Municipal Fund 3
                  Champion Income Fund           AMT-Free New York
                                                 Municipals 3,4
                  Strategic Income Fund          Municipal Bond Fund
                  Bond Fund                      Limited Term Municipal Fund 5
                  Senior Floating Rate Fund      Rochester National Municipals
                  U.S. Government Trust          Rochester Fund Municipals
                  Limited-Term Government Fund   Limited Term New York
                                                 Municipal Fund
                  Capital Preservation Fund 2    Pennsylvania Municipal Fund 3
--------------------------------------------------------------------------------
 Select Managers  Stock                          Stock & Bond
                  Mercury Advisors Focus         QM Active
                  Growth Fund                    Balanced Fund 2
                  Gartmore Millennium
                  Growth Fund II
                  Jennison Growth Fund
                  Salomon Brothers All Cap
                  Fund 6
                  Mercury Advisors S&P 500(R)
                  Index Fund 2
--------------------------------------------------------------------------------
 Money Market 7   Money Market Fund              Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer New York Municipal Fund" on January 22, 2003.
 5. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
 6. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

36  |  OPPENHEIMER SENIOR FLOATING RATE FUND

1.800.CALL OPP PHONELINK

Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

With PhoneLink you can:

   o Obtain account balances, share price (NAV) and dividends paid

   o Verify your most recent transactions

   o Buy, redeem or exchange mutual fund shares

   o Create custom lists of your accounts, funds or market indices

   o Order duplicate statements or Form 1099 DIV

   o Obtain market data (closing market information for Dow Jones Industrial Average, Nasdaq Composite and S&P 500 Index)

   o Speak to a Customer Service Representative 1 by saying "Agent" when prompted

   o And more!



Quick list of PhoneLink commands

Say                                     To:

[Account # or Social Security # + PIN]  Get dollar and share balances, NAVs, transaction history or request
                                        transactions

[Fund name, share class]                Get current price/dividend information

Balance                                 Hear your balance/list of accounts

History                                 Hear your most recent transactions

Purchase or buy                         Buy shares

Exchange                                Exchange shares

Liquidation or redemption               Sell shares

Dow Jones or Market Indices             Hear closing market information
                                        (Dow Jones Industrial Average, Nasdaq
                                        Composite and S&P 500)

Custom list                             Create, play or edit custom list of your
                                        accounts, funds or market indices


1. You may speak to a Customer Service Representative during normal business hours.

37  |  OPPENHEIMER SENIOR FLOATING RATE FUND

INFORMATION AND SERVICES

[GRAPHIC]

Get This Report Online!
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your convenience. It's EASY, FAST, CONVENIENT, and FREE!
With OppenheimerFunds eDocs Direct, you'll receive email notification when
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Sign up for eDocs Direct today at
www.oppenheimerfunds.com

Internet
24-hr access to account information and transactions 1
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
PhoneLink 1 and General Information
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
Written Correspondence and Transaction Requests
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
For Overnight Delivery
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: N/A  Class B: XOSBX  Class C: XOSCX


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                                   [LOGO]
                                                      OppenheimerFunds(R)
                                                        Distributor, Inc.

RS0291.001.0103 April 1, 2003